                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 10, 2003

                                    DVI, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       DELAWARE                     001-11077                    22-2722773
--------------------------------------------------------------------------------
    (State or Other                (Commission                 (IRS Employer
Jurisdiction of Formation)          File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 9, 2003, DVI Financial Services Inc., as servicer ("DVIFS" or the "Servicer"), and U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII L.L.C., DVI Receivables X L.L.C., DVI Receivables XI L.L.C., DVI Receivables XII L.L.C., DVI Receivables XIV L.L.C., DVI Receivables XVI L.L.C., DVI Receivables XVII L.L.C., DVI Receivables XVIII L.L.C. and DVI Receivables XIX L.L.C. (collectively, the "Securitizations"), entered into a Temporary Conditional Servicing Support Agreement and a related confidentiality agreement whereby U.S. Bank Portfolio Services ("USBPS") will provide people, expertise and assistance to support certain DVIFS servicing functions, including collections and workouts. DVIFS will continue to control all servicing functions and will retain all rights to make determinations about implementation of services and assistance provided by USBPS.

Such services by USBPS will terminate at the close of business on December 17, 2003, unless (i) a settlement agreement has been signed by DVIFS, the Trustee and the Ad-Hoc Committee for the Noteholders of the Securitizations that provides for servicing by USBPS, or (ii) DVIFS, at the request of the Trustee and the Ad Hoc Committee, in its sole discretion agrees to extend such services. The Trustee shall pay the fees and expenses of USBPS in connection with these services from funds available in the Securitizations (including funds available, if any, in any Successor Servicer Reserve Account).


FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws, about the Servicer's intentions and expectations, including such intentions and expections with respect to servicing support to be provided by USBPS. You can find many of these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements.

                                      # # #

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           DVI, Inc.


                                                           By: /s/ John P. Boyle
                                                               -----------------
                                                               John P. Boyle
                                                               Secretary

Dated:  December 10, 2003